Masters’ Select Funds Trust
Supplement dated 3/3/2006
to Prospectus of The Masters’ Select Funds dated April 30, 2005

Closing of The Masters’ Select Smaller Companies Fund to New Investor Purchases

Effective March 6, 2006, The Masters’ Select Smaller Companies Fund (“Smaller Companies Fund”) is temporarily closed to new investors, except as described below. Management of the Smaller Companies Fund believes that it is in the best interest of the shareholders of the Smaller Companies Fund to temporarily slow the flow of assets moving into the Fund. It is believed that doing so will preserve the ability of the Smaller Companies Fund’s individual investment managers to effectively manage the Fund’s assets. The closing is expected to be temporary in nature and is motivated primarily as a result of the termination of one of the five original sub-advisors to the Smaller Companies Fund, which required the re-allocation of assets to the remaining four sub-advisors. The Advisor reserves the right, but will not be obligated, to re-open the Smaller Companies Fund to all investors in the event that one or more new sub-advisors are added to the Smaller Companies Fund.

Shareholders will not be permitted to exchange shares of other Masters’ Select Funds for shares of the Smaller Companies Fund unless they were invested in the Smaller Companies Fund prior to March 6, 2006 (or they meet one of the criteria listed below).

You may continue to purchase shares of the Smaller Companies Fund after the closing if:

•	You have an existing account in the Smaller Companies Fund (either directly with the Smaller Companies Fund, through a financial intermediary or as a client of a financial advisor) and you:
o	Add to your account through the purchase of additional Smaller Companies Fund Shares; or
o	Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Smaller Companies Fund; or
o
Open a new account that is registered in your name or has the same taxpayer identification number or social security number assigned to it (includes UGMA/UTMA accounts with you as custodian and retirement accounts).

•
You purchase through a qualified employee retirement plan whose records are maintained by a trust company, financial intermediary or plan administrator and whose investment alternatives included shares of the Smaller Companies Fund as of the date on which the Smaller Companies Fund closed. IRA rollovers and transfers from these plans can be used to open new accounts.

•
You have an existing business relationship with Litman/Gregory Fund Advisors (the “Advisor”) or its affiliates, and, in the judgment of the Advisor, your investment in the Smaller Companies Fund would not adversely affect the Advisor’s or the investment managers’ ability to manage the Smaller Companies Fund effectively.

•
You are an employee (or a member of an employee’s family) of Litman/Gregory Asset Management, LLC or an affiliated Litman/Gregory company, or you are a client of Litman/Gregory Asset Management, LLC and, in the judgment of the Advisor, your investment in the Smaller Companies Fund would not adversely affect the Advisor’s or the investment managers’ ability to manage the Smaller Companies Fund effectively.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above.

The Advisor reserves the right to 1) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Smaller Companies Fund; 2) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Smaller Companies Fund, and 3) close and re-open the Smaller Companies Fund to new or existing shareholders at any time or modify the criteria for accepting new or additional investments in the Smaller Companies Fund at any time. You may be required to demonstrate eligibility to buy shares in the Smaller Companies Fund before an investment is accepted.

The Masters’ Select Equity and Value Funds remain open to all investors and you may purchase shares of those Funds at any time.